UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2025

GRYPHON DIGITAL MINING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39096	83-2242651
(Commission File Number)	(IRS Employer Identification No.)

1180 N. Town Center Drive, Suite 100
Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

(877) 646-3374

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	GRYP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously publicly disclosed, on May 9, 2025, Gryphon Digital Mining, Inc. (the “Company”), GDM Merger Sub I Inc., a Delaware corporation and wholly owned direct subsidiary of the Company (“Merger Sub Inc.”), GDM Merger Sub II LLC, a Delaware limited liability company and wholly owned direct subsidiary of the Company (“Merger Sub LLC”), and American Bitcoin Corp., a Delaware corporation (“ABTC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth therein, (i) Merger Sub Inc. will merge with and into ABTC, with ABTC surviving the merger (the “First Merger”) as a wholly owned direct subsidiary of the Company (the corporation surviving the First Merger, the “First Merger Surviving Corporation”) and (ii) immediately after the First Merger, the First Merger Surviving Corporation will merge with and into Merger Sub LLC, with Merger Sub LLC surviving the merger as a wholly owned direct subsidiary of the Company (the “Second Merger” and, together with the First Merger, the “Mergers”). The Company following the Mergers is referred to below as the “Combined Company.”

In connection with the transactions contemplated by the Merger Agreement, the Company held a special meeting of stockholders (the “Special Meeting”) on August 27, 2025.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Special Meeting, among other things, the Company’s stockholders approved the Amended and Restated American Bitcoin Corp. 2025 Omnibus Incentive Plan (the “2025 Plan”). The 2025 Plan will become effective as of the closing of the Mergers and permits grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards to employees and certain consultants of the Combined Company and its subsidiaries and certain of its affiliates and to members of the Board of Directors of the Combined Company (the “Combined Company Board”).

Subject to adjustment upon certain changes in the Combined Company’s capitalization and the automatic increase (described below), the total number of shares reserved and available for issuance pursuant to the 2025 Plan (the “Share Reserve”) will not exceed 20% of the total number of issued and outstanding fully diluted shares of Combined Company common stock as of the closing of the Mergers. The Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2026 and ending on (and including) January 1, 2035 by the lesser of (a) a number of shares of Combined Company common stock equal to the excess of (i) 20% of the number of issued and outstanding fully diluted shares of Combined Company common stock on December 31 of the immediately preceding calendar year over (ii) the number of shares of Combined Company common stock then reserved for issuance under the 2025 Plan as of such date and (b) such number of shares of Combined Company common stock determined by the Combined Company Board.

The 2025 Plan will expire on tenth anniversary of its effective date, unless terminated sooner by the Combined Company Board or its delegate.

A summary of the 2025 Plan is provided in the Company’s definitive proxy statement/prospectus, filed with the Securities and Exchange Commission on July 31, 2025 (the “Definitive Proxy Statement/Prospectus”), and is incorporated herein by reference. That summary and the foregoing description of the 2025 Plan do not purport to be complete and are qualified in their entirety by the full text of the 2025 Plan, which is attached as Annex G to the Definitive Proxy Statement/Prospectus.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company completed the Special Meeting on August 27, 2025. The number of shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company entitled to vote at the Special Meeting was 82,132,669 shares. The number of shares of Common Stock present or represented by valid proxy at the Special Meeting was 52,509,156 shares, representing 63.9% of the shares of Common Stock outstanding and entitled to vote as of the record date of July 25, 2025. At the Special Meeting, the Company’s stockholders:

●	approved (a) the issuance of Combined Company stock, which will represent more than 20% of the shares of Common Stock outstanding immediately prior to the completion of the Mergers, to stockholders of ABTC as merger consideration pursuant to the terms of the Merger Agreement and the transactions contemplated therein and (b) the change of control resulting from such issuance and the Mergers, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively (the “Stock Issuance Proposal”);

●	approved and adopted the proposed amended and restated certificate of incorporation of the Combined Company (the “Proposed Charter”, and such proposal, the “Charter Proposal”);

●	approved, on an advisory and non-binding basis, five separate proposals (the “Advisory Charter Proposals”) to approve certain governance provisions in the Proposed Charter:

◌	to change the corporate name of the Combined Company to “American Bitcoin Corp.” at and from the time of the Mergers (“Proposal 3”);

◌	to change the total number of authorized shares of capital stock of the Combined Company to 735,000,000,000 shares, consisting of: (i) 635,000,000,000 shares of common stock, $0.0001 par value per share, comprised of (a) 500,000,000,000 shares of Class A common stock, (b) 10,000,000,000 shares of Class B common stock and (c) 125,000,000,000 shares of Class C common stock; and (ii) 100,000,000,000 shares of preferred stock, $0.0001 par value per share (“Proposal 4”);

◌	to provide for each outstanding share of Combined Company Class A common stock to be entitled to one vote per share, Class B common stock to be entitled to 10,000 votes per share and Class C common stock to be entitled to ten (10) votes per share (“Proposal 5”);

◌	to permit any action that is required or permitted to be taken by the stockholders of the Combined Company to be effected by written consent in lieu of a meeting until the date at which the holders of Class B common stock cease to represent at least 50% of total voting power of the outstanding shares of capital stock of the Combined Company then entitled to vote generally in the election of directors (the “Voting Threshold Date”) and provide that, after the Voting Threshold Date, no action shall be permitted to be taken by the stockholders of the Combined Company by written consent (“Proposal 6”); and

◌	to require the affirmative vote of a supermajority of the holders of capital stock of the Combined Company for certain amendments to the Proposed Charter (“Proposal 7”);

●	approved, on an advisory and non-binding basis, the “golden parachute” compensation payments that will or may be made by the Company to its named executive officers in connection with the Mergers (the “Advisory Golden Parachute Proposal”);

●	approved the 2025 Plan (the “Plan Amendment Proposal”); and

●	approved the adjournment of the Special Meeting to the extent there were insufficient proxies at the Special Meeting to approve any one or more of the foregoing proposals (the “Adjournment Proposal”). Although the Adjournment Proposal was approved, the Company did not adjourn the Special Meeting to solicit additional proxies to approve any of the proposals.

The following is a tabulation of the voting on the proposals presented at the Special Meeting:

The Stock Issuance Proposal

The Stock Issuance Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,070,651	537,226	329,871	8,571,408

The Charter Proposal

The Charter Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,016,270	518,172	403,306	8,571,408

Proposals 3-7 – The Advisory Charter Proposals

Proposal 3

Proposal 3 was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,725,474	390,582	393,100	0

Proposal 4

Proposal 4 was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,421,024	5,056,123	460,601	8,571,408

Proposal 5

Proposal 5 was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,132,663	5,404,139	400,946	8,571,408

Proposal 6

Proposal 6 was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,866,009	4,661,947	409,792	8,571,408

Proposal 7

Proposal 7 was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,849,332	4,730,306	358,110	8,571,408

Advisory Golden Parachute Proposal

The Advisory Golden Parachute Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,711,163	5,685,884	540,701	8,571,408

Plan Amendment Proposal

The Plan Amendment Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,223,136	5,060,756	653,856	8,571,408

Adjournment Proposal

The Adjournment Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,184,528	800,177	524,451	0

Item 7.01 Regulation FD Disclosure.

On August 29, 2025, the Company issued a press release announcing a reverse stock split of its issued and outstanding Common Stock at a ratio of five to one, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed or furnished, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated August 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON DIGITAL MINING, INC.

Date: August 29, 2025	By:	/s/ Steve Gutterman
		Name:	Steve Gutterman
		Title:	Chief Executive Officer